EXHIBIT 99.1

LHC Group promotes Joshua Proffitt to President and welcomes Robert Williams as new Chief Financial Officer

LAFAYETTE, La., June 11, 2020 (GLOBE NEWSWIRE) -- LHC Group, Inc. (NASDAQ: LHCG) announced today the promotion of Joshua Proffitt to president and the hiring of Robert Williams as the company’s new chief financial officer – a position held by Mr. Proffitt since April 2016.

Mr. Proffitt joined LHC Group in September 2008 as vice president, assistant general counsel and director of mergers and acquisitions. He was promoted into subsequent leadership roles with expanded responsibilities including senior vice president and chief compliance officer, then executive vice president of corporate development and general counsel, and his most recent position as CFO and treasurer, where in addition to providing executive and financial leadership, he oversaw the company’s corporate development growth efforts through acquisitions and new strategic partnership initiatives with hospitals and health systems.

In November 2017 when LHC Group announced its merger with Almost Family, Mr. Proffitt was instrumental in leading the structural, financial, operational, and legal aspects of the transaction. He continued as part of a leadership team that successfully integrated the two organizations into what is now one of the leading home healthcare and hospice companies with more than 32,000 employees, 800+ locations in 35 states, and annual revenue of more than $2 billion.

As president, Mr. Proffitt will help to lead a strong and growing bench of seasoned executives and teams in the areas of operations, growth, finance, administration, legal, and compliance, as well as continuing to assist financial, legal, and compliance related issues, and in the assessment, completion, and integration of acquisitions and joint ventures.

“I have had the privilege of working closely with Josh for the past 16 years, including a few years as he served on LHC Group’s outside legal counsel team through our IPO process that began in 2004,” said Mr. Keith Myers, chairman and chief executive officer. “Josh has always kept LHC Group’s mission and the value of our clinicians and caregivers at the forefront of decision-making. As he steps into the role of president, he brings with him a depth of financial knowledge and leadership experience that will greatly benefit our team, and most importantly the growing number of patients, families, and communities we are privileged to serve throughout the country.”

Prior to joining LHC Group, Mr. Proffitt was a member of the corporate healthcare practice group with the law firm of Alston & Bird, LLP, in Atlanta. He earned his bachelor’s degree in accounting, summa cum laude from the University of Kentucky, and graduated as a member of the Order of the Coif (top 10 in the class) from the University of Kentucky College of Law. He is a member of the State Bar of Georgia and Louisiana, is an ordained deacon and Sunday school teacher at his church, and is a middle school boys’ basketball coach where he has enjoyed coaching each of his three sons and investing in the lives of other teenagers.

The company also announced that Robert Williams is joining as chief financial officer, effective July 13, 2020. Mr. Williams was most recently with ChenMed – a full-risk, physician-led market leader that provides primary care to seniors with complex chronic diseases – where he served as vice president of strategic financial operations since 2017. While at ChenMed, he delivered consistent growth in financial performance and improved payor contracts. He was also responsible for optimizing physician performance and implementing primary care physician P&L management that reduced admissions, hospital sick days, and patient readmissions.

“We are pleased to announce the addition of Robert to our senior leadership team and welcome him to our LHC Group family,” said Mr. Proffitt. “Robert brings more than 20 years of experience in optimizing financial and operational performance across value-based care management, health insurance management, and financial services. His broad experience in at-risk contracting and value-based arrangements brings a complementary financial skillset to our team that will prove valuable as we continue engaging with managed care payor partners at a more value-based level. Robert’s addition to our already deep, experienced, and outstanding team of leaders at LHC Group gives me great confidence in our continued growth trajectory and long-term success.”

Prior to ChenMed, Mr. Williams held various financial leadership positions including chief financial officer with Altegra Health (part of Change Healthcare), vice president of finance with Blue Cross Blue Shield of Michigan, chief financial officer of Active Health Management (a care management and health information technology division of Aetna Inc), and several roles at Barclays PLC including director of business intelligence with Barclays Wealth and chief financial officer with Barclaycard Global Operations and Transformation. Prior to Barclays, he spent 10 years of his career with American Express Company in various financial roles and responsibilities. Mr. Williams has a bachelor’s degree with honors in economic history from University of Hull, UK and is a member of Chartered Institute of Management Accountants of England & Wales.

About LHC Group, Inc.
LHC Group, Inc. is a national provider of in-home healthcare services and innovations, providing high-quality and affordable healthcare services to patients in the privacy and comfort of the home or place of residence. LHC Group’s services cover a wide range of healthcare needs for patients and families dealing with illness, injury, or chronic conditions. The company’s 32,000 employees deliver home health, hospice, home and community based services, and facility-based care in 35 states and the District of Columbia – reaching 60 percent of the U.S. population aged 65 and older. LHC Group is the preferred in-home healthcare partner for 350 leading hospitals around the country.

Forward-looking Statements
Certain statements and information in this press release may be deemed to contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, and all statements, other than statements of historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “believe”, “hope”, “may”, “anticipate”, “should”, “intend”, “plan”, “will”, “expect”, “estimate”, “project”, “positioned”, “strategy” and similar expressions, and are based on assumptions and assessments made by LHC Group’s management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements in this press release are made as of the date hereof, and LHC Group undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments, and business decisions to differ materially from forward-looking statements are described in LHC Group’s most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, including the sections entitled “Risk Factors”, as well LHC Group’s current reports on Form 8-K, filed with the Securities and Exchange Commission.

Contacts:
	LHCG Investor Relations	LHCG Media Relations
	Eric Elliott	Mark Willis
	Senior Vice President of Finance	Chief Communications Officer
	(337) 233-1307	(337) 769-0673
	Eric.Elliott@LHCgroup.com	Mark.Willis@LHCgroup.com

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